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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
CARDIOTECH INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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CARDIOTECH INTERNATIONAL, INC.
78-E Olympia Avenue
Woburn, Massachusetts 01801
http://www.cardiotech-inc.com
general-info@cardiotech-inc.com

September 30, 2003

To the Stockholders of CardioTech International, Inc.:

        CardioTech International, Inc. (the "Company") is pleased to send you the enclosed notice of the Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m. (PST) on Friday, October 31, 2003 at the offices of our subsidiary, Gish Biomedical, Inc., 22942 Arroyo Vista, Rancho Santa Margarita, California. Ordinary annual meeting business will be transacted at the Meeting, including the election of three directors and the approval of the CardioTech International, Inc. 2003 Stock Option Plan.

        Please review the Company's enclosed Proxy Statement and Annual Report on Form 10-KSB carefully. If you have any questions regarding this material, please do not hesitate to call me at (781) 933-4772.

                      Sincerely yours,
                      Michael Szycher, Ph.D., MBA
                      Chairman and
                      Chief Executive Officer
                      CardioTech International, Inc.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING PLEASE COMPLETE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

CARDIOTECH INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
78-E Olympia Avenue
Woburn, Massachusetts 01801

To be held on October 31, 2003

        The Annual Meeting of Stockholders (the "Meeting") of CardioTech International, Inc. (the "Company") will be held on Friday, October 31, 2003, at 10:00 a.m. (PST) at the offices of Gish Biomedical, Inc., 22942 Arroyo Vista, Rancho Santa Margarita, California, for the following purposes:

  1.
  To elect three (3) directors to hold office until their successors shall be elected and shall have qualified;

  2.
  To approve the CardioTech International, Inc. 2003 Stock Option Plan.

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board has fixed the close of business on September 25, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting and only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting.

        Stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, please complete and sign the enclosed proxy card and return it promptly. If you choose, you may still vote in person at the Meeting even though you previously submitted a proxy card.

                      BY ORDER OF THE BOARD OF DIRECTORS
                      CARDIOTECH INTERNATIONAL, INC.
                      Michael Adams
                      Clerk

Woburn, Massachusetts
September 30, 2003

CARDIOTECH INTERNATIONAL, INC.
78-E Olympia Avenue
Woburn, Massachusetts 01801
(781) 933-4772

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
to be held October 31, 2003

INTRODUCTION

The Annual Meeting of Stockholders

        This proxy statement (the "Proxy Statement") is being furnished to holders of shares of common stock, $.01 par value (the "Common Stock") of CardioTech International, Inc., a Massachusetts corporation ("CardioTech" or the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of the Gish Biomedical, Inc., 22942 Arroyo Vista, Rancho Santa Margarita, California on October 31, 2003 at 10:00 a.m. (PST), and at any adjournment or adjournments thereof.

Matters to be Considered at the Meeting

        At the Meeting, Stockholders will be acting upon the following matters: (i) to elect three (3) directors to hold office until their successors shall be elected and shall have been duly qualified; (ii) to approve the CardioTech 2003 Stock Option Plan; and (iii) to transact such other business as may properly come before the meeting or any adjournment thereof.

Recommendations of the Board of Directors

        THE BOARD UNANIMOUSLY RECOMMENDS ADOPTION OF ALL THE MATTERS TO BE SUBMITTED TO THE STOCKHOLDERS AT THE MEETING.

Beneficial Ownership of Securities and Voting Rights

        As of the close of business on September 25, 2003, the record date for the Meeting, there were outstanding 15,292,859 shares of Common Stock. The Company has no other shares of capital stock issued and outstanding. For more information about the Company's authorized and outstanding capital stock, see "Principal Stockholders."

Proxies; Votes Required

        A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Clerk of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications, in favor of (i) the election of the nominees for director listed herein, (ii) the adoption of the Company's

2003 Stock Option Plan and (iii) with respect to any other business which may properly come before the Meeting, in the discretion of the named proxies.

        Proxies submitted with abstentions as to one or more proposals will be counted as present for purposes of establishing a quorum for such proposals. The expected date of the first mailing of this proxy statement and the enclosed proxy is estimated to be September 30, 2003.

        This proxy is solicited by the Board of Directors of CardioTech International, Inc. will be voted as directed, if no choice is indicated, it will be voted "FOR" all items and in the discretion of the proxies as to any other matter which may properly come before this meeting.

        The affirmative vote of a plurality of the shares of the Company's Common Stock present at the Meeting, in person or by proxy, is required for the election of the member of the Board. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock issued and outstanding is required for the approval of the adoption of the Company's 2003 Stock Option Plan.

        Shares of the Company's Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal. With respect to the required vote on any particular matter, abstentions will be treated as votes cast or shares present and represented.

ELECTION OF DIRECTORS
Proposal 1

Introduction

        Pursuant to Section 50A of Chapter 156B of the Massachusetts General Laws, the Board is currently divided into three (3) classes having staggered terms of three (3) years each. Under Section 50A, the Board may determine the total number of directors and the number of directors to be elected at any annual meeting or special meeting in lieu thereof. The Board has fixed at two (2) the number of Class I directors to be elected at the Meeting. The Board has fixed at one (1) the number of Class II directors to be elected at the Meeting. At the Meeting, the stockholders will be asked to elect Michael Adams and Anthony J. Armini, Ph.D. as Class I directors to serve in such capacity until the 2006 Annual Meeting and until their successors are duly elected and qualified. In addition, at the Meeting, the stockholders will be asked to elect William E. Cohn, M.D. as a Class II director to serve in such capacity until the 2004 Annual Meeting and until his successor is duly elected and qualified.

        It is the intention of the persons named in the enclosed proxy to vote to elect the nominees named above, two of whom are an incumbent directors and each of whom has consented to serve if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominee, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Nominees and Directors

        The directors and Nominees of the Company are as follows:

Name	Age	Class	Position(s) Held
Michael Szycher, Ph.D., MBA	64	III	Chairman, Chief Executive Officer and Treasurer*
Michael L. Barretti	57	II	Director
Michael Adams	44	I	Director and Clerk*
Anthony J. Armini, Ph.D.	64	I	Director*
William E. Cohn, M.D.	—	II	Nominee for Director

*
Nominee for election as a director at this Meeting

        There are no family relationships between any director, executive officer, or person nominated or chosen to become a director or executive officer.

Business Experience

Director for a Term Expiring At The
2005 Annual Meeting (Class III Directors)

        Dr. Szycher has been Chairman of the Board, Chief Executive Officer and Treasurer of the Company since June 1996. From October 1989 until joining the Company in June 1996, Dr. Szycher served as Chairman of PolyMedica Industries, Inc. ("PMI") and Chief Executive Officer of PMI from November 1990 to June 1996, and as a director of PMI from its inception until June 1996. Dr. Szycher is also a director of Implant Sciences Corporation.

        Dr. Szycher is a recognized international authority on polyurethanes and blood compatible polymers. Author of over eighty original research articles. Pivotal force in the creation of the Medical Plastics Division of the SPE. He is the Editor of five books, "Biocompatible Polymers, Metals and Composites;" "Synthetic Biomedical Polymers;" "Blood Compatible Materials and Devices: Perspectives Towards the 21st Century;" High Performance Biomaterials: A Comprehensive Guide to Medical/

Pharmaceutical Applications;" and "Szycher's Dictionary of Biomaterials and Medical Devices.", and the acclaimed " Szycher's Dictionary of Medical Devices". He is also Editor-In-Chief of the quarterly Journal of Biomaterials Applications.

Nominees to Serve as Directors for a Term Expiring
At The 2006 Annual Meeting (Class I Directors)

        Mr. Adams is the Vice President of PLC Systems, Inc. Prior to joining PLC Systems in September 2000, Mr. Adams was Vice President of Assurance Medical, Inc., ("Assurance Medical"). Prior to joining Assurance Medical in June 1999, Mr. Adams was the Chief Operating Officer and Vice President of Regulatory Affairs and Quality Assurance of the Company from June 1998 to May 1999. From November 1994 through June 1998, Mr. Adams served as the Vice President of Cytyc Corporation. Mr. Adams has been a director of CardioTech since May 1999.

        Dr. Anthony J. Armini has been the President, Chief Executive Officer, and Chairman of the Board of Directors of Implant Science Corporation since 1984. From 1972 to 1984, prior to founding Implant Sciences, Dr. Armini was Executive Vice President at Spire Corporation. From 1967 to 1972, Dr. Armini was a Senior Scientist at McDonnell Douglas Corporation. Dr. Armini received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1967. Dr. Armini is the author of eleven patents, fifteen patents pending and fourteen publications in the field of implant technology. Dr. Armini has over thirty years of experience working with cyclotrons and linear accelerators, the production and characterization of radioisotopes, and fifteen years experience with ion implantation in the medical and semiconductor fields. Dr. Armini has been a director of CardioTech since August 2000.

Nominee to Serve as Director for a Term Expiring
At The 2004 Annual Meeting (Class II Director)

        Mr. Barretti has been the President of Cool Laser Optics, Inc., a company which commercializes optical technology specific to the medical laser industry, since July 1996. From September 1994 to July 1996, Mr. Barretti was Vice President of Marketing for Cynosure, Inc., a manufacturer of medical and scientific lasers. From June 1987 to September 1994, Mr. Barretti was a principal and served as Chief Executive Officer of NorthFleet Management Group, a marketing management firm serving the international medical device industry. From January 1991 to May 1994, Mr. Barretti also acted as President of Derma-Lase, Inc., the U.S. subsidiary of a Glasgow, Scotland supplier of solid state laser technologies to the medical field. Mr. Barretti has been a director of the Company since January 1998.

Nominee to Serve as a Director for a Term Expiring
At the 2004 Annual Meeting (Class II Director)

        Dr. William E. Cohn has been a cardiothoracic surgeon at Beth Israel Deaconess Medical Center in Boston since 1993. He was appointed Director of Minimally Invasive Cardiac Surgery there in 2001. Mr. Cohn has been associated with Harvard Medical School since 1993 and is currently an Associate Professor of Surgery. Dr. Cohn is a fellow of the American Heart Association, an active member of the 21st Century Cardiac Surgical Society and a fellow and member of several other Societies. He is on the Editorial Boards of Circulation, Journal of Thorasic and Cardiovascular Surgery, Annals of Thorasic Surgery and Heart Surgery Forum. In 2000, he received the New Era Award for the most innovative new technique presented at the New Era Cardiac Surgical Meeting in San Diego, and Distinguished Inventor of the Year from the Intellectual Property Owners' Association, Washington, D.C. He has authored over       research articles and publications.

Certain Relationships and Related Transactions

        The above-named nominees and directors have indicated that neither they nor any of their respective affiliates has any relationship with the Company that is required to be disclosed pursuant to Item 404 of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended, except for the transactions referred to below.

        In December 1998, two executive officers, Michael Szycher and Michael Adams, of the Company purchased, in the aggregate, 80,000 units during a private placement offering of the Company's common stock at a price of $1.25 per unit. A note issued by each officer to the Company funded the purchase of the units, valued at $100,000. The terms of the note provide for each executive to repay the Company with interest at 4.25% per annum, within five years. The promissory notes, which are full recourse against the maker personally with respect to any amount due under the promissory notes, are secured by the common stock and warrants underlying the units. The principal balance due is included as Subscriptions receivable from related parties in Stockholders' Equity of the consolidated balance sheet. As of March 31, 2003, the principal balance outstanding was $150,000.

        SFAS No. 57, "Related Party Disclosures," specifies the nature of information that should be disclosed in financial statements regarding related party transactions. Implant Sciences Corporation ("Implant"), a public company, is a related party with the Company by virtue of its significant business relationships.

        In March 2000, Implant entered into a $250,000 joint research agreement with the Company for the purpose of having the Company develop a proprietary porous polymer biocompatible coating technology as a platform for Implant's proprietary radioactive brachytherapy technology. During fiscal 2001, the Company was paid $50,000 by Implant pursuant to the aforementioned agreement. The joint research and development agreement provides for the Company to develop the polyurethane coating instrumental in the development of a polyurethane coated drug-eluting stent and for the Company to grant Implant a perpetual worldwide exclusive license to use, sublicense and otherwise deal in any technology developed by the Company in connection with the development of the stents. In consideration of the research, development and technology transfer, Implant will pay the Company $150,000 in cash pursuant to a milestone schedule. In addition, Implant will purchase 100,000 shares of CardioTech's common stock at a price of $1.00 per share upon the achievement of certain milestones related to the research and development. As of March 31, 2002, Implant was obligated to purchase 60,000 shares of the Company's common stock at $1.00 per share. This amount was paid by Implant on April 6, 2002.

        Certain of our directors hold positions as directors of Implant Sciences, Inc. Dr. Szycher, chief executive officer and chairman of the board of directors, is also a director of Implant Sciences, Inc. ("Implant"). Dr. Armini the chief executive officer and chairman of the board of directors of Implant is also a one of our directors. Mr. Volpe, the Company's strategic advisor consultant, is also the Vice President of Strategic Development of Implant.

Committees; Attendance

        Meeting Attendance. During the fiscal year ended March 31, 2003, there were five (5) meetings of the Board. The various committees of the Board also met a total of six (6) times during fiscal 2003. Each director attended in excess of 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 2003. In addition, from time to time, the members of the Board and its committees acted by unanimous written consent pursuant to Massachusetts law.

        On September 3, 2002, Mr. Robert Detwiler resigned as a member of the Board for personal reasons and indicated no disagreements or disputes with management or the Board of Directors. The Board of Directors nominated Dr. William E. Cohn to fill the vacated board seat.

        Audit Committee.    The Board has designated from among its members an Audit Committee, which consists of Mr. Michael Barretti and Mr. Michael Adams. Both Mr. Barretti and Mr. Adams are independent members. The Audit Committee, has the responsibility to ascertain that the Company's financial statements reflect fairly the financial condition and operating results of the Company and to appraise the soundness, adequacy and application of accounting and operating controls. The Audit Committee recommends the independent auditors to the Board, reviews the scope of the audit functions of the independent auditors and reviews the audit reports. The Audit Committee held a meeting each quarter during fiscal 2003.

        Compensation and Stock Option Committee.    The Compensation and Stock Option Committee, which met two (2) times during fiscal 2003, has two members, Mr. Barretti (Chairman) and Mr. Adams. The Compensation and Stock Option Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation and Stock Option Committee administers the 1996 Plan and will administer the 2003 Stock Option Plan if it is approved by the stockholders at this meeting.

        Nominating Committee.    The Nominating Committee, which was established in March 1998 and did not meet in fiscal 2003, has three members, Dr. Szycher, Mr. Barretti and Mr. Adams. The Nominating Committee nominates individuals to serve on the Board. The Nominating Committee will consider nominees recommended by stockholders. See "Stockholder Proposals" for the procedures to be followed by stockholders in submitting such recommendations.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. In addition, under Section 16(a), trusts for which a reporting person is a trustee and a beneficiary (or for which a member of his immediate family is a beneficiary) may have a separate reporting obligation with regard to ownership of the Common Stock and other equity securities of the Company. Such reporting persons are required by rules of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, directors and greater than ten percent (10%) beneficial stockholders, the Company believes that during the year ended March 31, 2003, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

Directors' Compensation

        The Company's policy is to pay $750 per diem compensation to members of the Board for attendance at Board meetings or committee meetings. All non-employee directors are reimbursed for travel and other related expenses incurred in attending meetings of the Board.

        Directors are eligible to participate in the 1996 Plan. In fiscal 2003, the Company granted each Director an option to purchase 27,373 shares of the Company's Common Stock. Such options were granted at an exercise price equal to the fair market value of the Common Stock on the grant date and fully vest following one year of service after the date of grant.

MANAGEMENT

        The following table contains the names, positions and ages of the executive officers of the Company who are not directors:

Name	Age	Position(s) Held
Douglas Whittaker	49	President of Gish Biomedical, Inc.
Leslie M. Taeger	52	Chief Financial Officer of Gish Biomedical, Inc.
Thomas Lovett	47	Corporate Controller
Liann Johnson	—	General Manager of Catheter and Disposables Technology

        Mr. Whittaker joined the company in July, 2000, as Director of Worldwide Sales. Mr. Whittaker accepted the position of the President of Gish in April 2003. Prior to joining Gish, Mr. Whittaker was employed for more than 18 years by Sorin Biomedica and it's predecessor, Shiley Inc., a subsidiary of Pfizer, Inc. He was most recently Western Division Sales Manager, a position held since 1995.

        Mr. Taeger became Vice President, Chief Financial Officer of Gish in September 2000. Prior to joining Gish, Mr. Taeger was employed for more than five years as Chief Financial Officer of Cartwright Electronics, Inc., a division of Meggitt, PLC.

        Mr. Lovett has been the Corporate Controller of CardioTech since August 2000. From 1992 until joining CardioTech, Mr. Lovett served in the capacities of Controller and Cost Accounting Manager at Cynosure, Inc. Additionally, Mr. Lovett served in a number of capacities, including Cost Accounting Manager, for Candela Laser Company from 1983 to 1992. Mr. Lovett holds a BS degree in Accounting from Northeastern University.

EXECUTIVE COMPENSATION

        The annual and long-term remuneration paid to or accrued for the Chief Executive Officer of the Company for services rendered during the years ended March 31, 2003, 2002 and 2001 was as follows:

Summary Compensation Table

Long Term Compensation Securities Underlying Options
Annual Compensation
Name and Principal Position							All Other Compensation (1) $
	Year	Salary			Bonus
Michael Szycher, Ph.D, MBA Chairman, CEO and Treasurer	2003 2002 2001	$ $ $	326,737 261,777 225,481		35,000 — —	0 625,000 225,000	$ $ $	1,467 1,218 1,523
Liann Johnson General Manager of Catheter and Disposables Technology	2003 2002		$107,529	*(2)	— —	0 100,000		$1,776 —

(1)
Includes premiums paid by the Company for long term disability insurance and term life insurance. Premiums paid in fiscal 2003 for short and long term disability insurance and life insurance, respectively, were $787 and $680 for Dr. Szycher.

(2)
Less than $100,000 annual.

Option Grants in Last Fiscal Year

        The following table sets forth information regarding each stock option granted during the fiscal year ended March 31, 2003 to each of the named executive officers.

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date
Michael Szycher, Ph.D.	0	0
Liann Johnson	0	0

(1)
The Company granted options to purchase 182,000 shares of Common Stock to employees in the fiscal year ended March 31, 2003. All options were granted at an exercise price per share equal to the fair market value of the Common Stock on the date of grant, determined by the closing price on the American Stock Exchange on the trading day immediately preceding the grant date. All options vest in four approximately equal annual installments, with the initial tranche vesting on the date of grant.

Aggregated Option Exercises in Last Fiscal year and Fiscal Year-End Option Values

        The following table provides information regarding the number of shares of Common Stock covered by both exercisable and unexercisable stock options held by each of the named executive officers as of March 31, 2003 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock. No such options were exercised by the named executive officers during the 2003 fiscal year.

	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End
			Value of the Unexercised in the Money Options/SARs at Fiscal Year-End(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Michael Szycher, Ph.D.	1,550,913	62,500	$54,023	$0
Liann Johnson	61,458	38,542	$0	$0

(1)
The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Common Stock of $1.03, the closing sale price per share of the Common Stock as reported on the American Stock Exchange for March 31, 2003.

(2)
The Executive Compensation Structure that the Compensation Committee approved for fiscal year 2003 provides an anti-dilution provision for Michael Szycher. This provision ensures that Michael Szycher's percentage of ownership (20.8%) will be the same after the acquisition of Gish Biomedical, Inc. as it was before. Upon completion of the Gish transaction, Michael Szycher was granted a stock option for 1,017,330 shares at an exercise price of $0.92.

        Long-Term Incentive and Pension Plans. The Company does not have any long-term incentive or defined benefit pension plans.

Employment Contracts, Terminations of Employment and Change in Control Arrangements

        The Company has entered into an employment agreement (the "Employment Agreement") with Dr. Michael Szycher, pursuant to which said individual serves as Chief Executive Officer of the Company. Pursuant to the terms of the Employment Agreement, Dr. Szycher is to receive an annual base salary of Three Hundred and Twenty Five Thousand ($325,000) dollars. Dr. Szycher's salary will be reviewed annually by the Board. Additionally, Dr. Szycher may also be entitled to receive an annual bonus payment in an amount, if any, to be determined by the Compensation and Stock Option Committee of the Board.

        The initial term of the Employment Agreement by and between the Company and Dr. Szycher is set to expire on December 31, 2004. After such time, the term of the Employment Agreement will be deemed to continue on a month-to-month basis if not expressly extended while Dr. Szycher remains employed by the Company. Dr. Szycher and CardioTech each have the right to terminate the Employment Agreement at any time, with or without cause (as defined in the Employment Agreement), upon thirty (30) days prior written notice. In the event that CardioTech terminates the applicable Employment Agreement without cause, or Dr. Szycher terminates his employment for good reason following a change in control (as such terms are defined in the Employment Agreement) or CardioTech fails to renew the Employment Agreement within two (2) years following the occurrence of a change in control, Dr. Szycher will be entitled to receive severance equal to 2.99 times his annual base salary at termination. In such event, Dr. Szycher will be bound by a noncompete covenant for one (1) year following termination of his employment.

        Substantially all of the stock options granted pursuant to the 1996 Plan provide for the acceleration of the vesting of the shares of Common Stock subject to such options in connection with certain changes in control of the Company.

Compensation Committee Interlocks and Insider Participation

        Other than Mr. Adams, no person serving on the Compensation and Stock Option Committee at any time during Fiscal Year 2003 was a present or former officer or employee of the Company or any of its subsidiaries. During Fiscal Year 2003, other than Dr. Szycher, no executive officer of the Company served as a member of the board of directors or compensation and stock option committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Company's Board or Compensation and Stock Option Committee.

Audit Committee Report

        The Board of Directors appoints an Audit Committee each year to review the Company's financial matters. The members of the Audit Committee are Michael Barretti and Michael Adams. Each member of the Company's audit committee meets the independence requirements set by the Securities and Exchange Commission ("SEC") and the American Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors, which was included as Annex A of the Proxy Statement for the 2001 Annual Meeting of Stockholders.

        The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee the Company's financial reporting activities. The Audit Committee meets with the Company's independent accountants and reviews the scope of their audit, report and recommendations. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent accountants. The Audit Committee held a meeting each quarter during fiscal 2003. The Audit Committee members reviewed and discussed the audited financial statements for the fiscal year ending March 31, 2003 with management. The Audit Committee also discussed all the matters required to be discussed by Statement of Auditing Standard No. 61 with the Company's independent auditors, Ernst & Young LLP. The Audit Committee received the written disclosures and the letter from Ernst & Young LLP as required by Independence Standards Board Standard No. 1 and has discussed the independence of Ernst & Young LLP with representatives of such firm.

        Based on their review and the discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB filed with the SEC.

Audit Committee
Michael Barretti Michael Adams

Recommendation of the Board of Directors

        The Board of directors unanimously recommends a vote for the election of Dr. Armini and Mr. Adams as Class I Directors and Dr. Cohn as a Class II Director.

PROPOSAL 2: APPROVAL OF THE
CARDIOTECH INTERNATIONAL, INC.
2003 STOCK OPTION PLAN

General

        On September    , 2003, the Board of Directors adopted, subject to approval by the stockholders, the CardioTech International, Inc. 2003 Stock Option Plan (the "2003 Plan") and directed that the 2003 Plan be submitted to the holders of Common Stock of the Company for approval. The 2003 Plan authorizes the granting of incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified stock options ("Non-Qualified Stock Options") (collectively, "Options").

        The 2003 Plan is designed to promote and advance the long-term interest of the Company and its stockholders by enabling the Company to attract, retain and reward employees and to strengthen the mutuality of interest between participants and stockholders of the Company by offering Common Stock to employees.

        Subject to adjustment as described below, there will be 3,000,000 shares of Common Stock available for issuance under the 2003 Plan. The Company also maintains the 1996 Stock Option Plan ("1996 Plan") which will remain in effect if the 2003 Plan is approved. As of September 1, 2003: (i) Options covering 5,032,532 shares of Common Stock were outstanding under the 1996 Plan leaving 815,367 shares of Common Stock available for new awards.

        The Board of Directors believes it is desirable to continue to have equity-based compensation available under a long-term incentive plan to be used to recruit new employees and for incentives. Approval of the 2003 Plan should address the need for equity-based incentive compensation for a number of years.

        As of the date of this Proxy Statement, no determination has been made regarding the identity of the individuals to whom Options may be granted under the 2003 Plan or the number of shares of Common Stock to be subject to Options that will be granted to participants. The table included under "Executive Compensation—Option Grants in the Last Fiscal Year" on page [    ] shows the Options granted to the Named Executives during Fiscal 2003. During Fiscal 2003, Options covering an aggregate of 182,000 shares of Common Stock were granted to all employees. From April 1, 2003 to August 31, 2003, Options covering an aggregate of 651,974 shares of Common Stock were granted to employees of Gish. Because Option grants under the 2003 Plan will be made by the Compensation and Stock Option Committee based on a subjective determination of the relative current and future contribution that each employee has made or may make to the Company, past Option grants may not be reflective of future Option grants under the 2003 Plan.

        The following summary of the essential features of the 2003 Plan is qualified by reference to the full text of the 2003 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Administration

        The 2003 Plan will be administered by the Compensation and Stock Option Committee of the Board of Directors (the "Compensation Committee "). The Compensation Committee has the sole authority to construe and interpret the 2003 Plan and to make rules and regulations relating to implementation of the 2003 Plan, to select participants, to establish the terms and conditions of grants of Options and to grant Options, with broad authority to delegate responsibilities, except with respect to selection for participation of, and granting of Options to, persons subject to Sections 16(a) and 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or Section 162(m) of the Code. Members of the Compensation Committee are eligible to receive Options under the 2003 Plan.

Eligibility

        Under the 2003 Plan, options may be granted to all employees, officers, directors and consultants of the Company and its subsidiaries selected by the Compensation Committee. The Company has approximately 145 employees. Selection of the recipients of, and the nature and size of, Options granted under the 2003 Plan will be solely within the discretion of the Compensation Committee.

Common Stock Subject to 2003 Plan

        A total of 3,000,000 Common Stock will be available for issuance under the 2003 Plan. Such maximum number of Common Stock available are subject to appropriate equitable adjustment in the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company affecting the Common Stock. The exercise price and any other limits or terms of an outstanding Option will also be appropriately adjusted.

        For the purpose of computing the total number of shares of Common Stock available for Options under the 2003 Plan, subject to adjustment as described in the preceding paragraph, the shares of Common Stock that may be issued under the 2003 Plan shall consist of authorized but unissued or reacquired shares of Common Stock, treasury shares or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Common Stock are acquired upon the exercise or award of an Option, the shares of Common Stock allocable to the unexercised portion of such Option or such repurchased shares of Common Stock shall again be available for issuance under the 2003 Plan.

Terms and Conditions of Options

  ISOs

        The shares of Common Stock in respect of which ISOs granted under the 2003 Plan and all other option plans of the Company are first exercisable by any participant during any calendar year may not have a fair market value (determined at the date of grant) in excess of $100,000 or such other limit as may be imposed by the Code. ISOs will be exercisable for such period as determined by the Compensation Committee, but not exceeding ten years from the date of grant. No ISOs may be granted later than September [    ], 2013. However, an ISO granted to an employee who owns shares of Common Stock possessing more than 10% of the voting power of the Company (a "10% Owner") will not be exercisable more than five years after the grant date.

  Non-Qualified Stock Options

        Non-Qualified Stock Options may be granted for such number of shares of Common Stock and will be exercisable for such period or periods as the Compensation Committee determines, but not exceeding ten years from the date of grant. No Non-Qualified Stock Option may be granted under the 2003 Plan more than ten years after the date the 2003 Plan is approved by the stockholders.

  Option Exercise Prices

        The exercise price of each ISO granted to an employee will be specified by the Compensation Committee in the Option agreement and must be at least 100% of the fair market value of the underlying shares of Common Stock on the grant date. However, an ISO granted to a 10% Owner will have an exercise price of at least 110% of the fair market value of the underlying shares of Common Stock on the grant date. The exercise price of Non-Qualified Stock Options may be less than the fair market value of the underlying shares of Common Stock on the date of grant and will be fixecd by the Compensation Committee. For purposes of the 2003 Plan, the fair market value of a share of Common Stock on a particular date will be the closing sale price as shown on the American Stock Exchange (or such other principal exchange on which the Common Stock may then be traded) on that date. On Septmeber 17, 2003, the closing price of the Common Stock on the American Stock Exchange was $3.71.

  Exercise of Options

        The exercise date of an option granted under the 2003 Plan will be fixed by the Compensation Committee, but may not be later than ten years from the date of the grant. Options may be exercised in such installment as are fixed by the Compensation Committee.

        Options issued under the 2003 Plan will not be transferable other than by will or the laws of descent and distribution, although they may be exercised during the grantee's lifetime by his/her legal representative if he/she becomes incapacitated. All options must be excercised within three months (3) after termination of the grantee's affiliation with the Company, except that Non-Statutory Stock Options shall remain outstanding: (i) for their entire term (A) following termination due to death or (B) with respect options held by a director who retires in good standing, and (ii) for a period of one year following termination due to permanent disability.

        Options may be exercised only upon the payment in full of the applicable exercise price in cash, or, if approved by the Compensation Committee, or by surrendering outstanding Options or shares of Common Stock awarded. The Company will make appropriate arrangements for the satisfaction of all tax withholding requirements applicable to the exercise of each Option. If the participant has not remitted to the Company the amount required to satisfy those tax withholding requirements, the Company may withhold from the value of the Option any amount necessary to comply with those requirements. The Compensation Committee may elect, in its sole discretion, to permit a participant to pay applicable taxes in cash, in shares of Common Stock otherwise issuable under the 2003 Plan withheld by the Company, or by a combination thereof.

  Transferability of Options

        With the permission of the Compensation Committee, a 2003 Plan participant who has been granted a Non-Qualified Stock Option may transfer such Non-Qualified Stock Option to a revocable inter vivos trust as to which the participant is the settlor or may transfer such Non-Qualified Stock Option to a "Permissible Transferee." A Permissible Transferee is any member of the immediate family of the participant, any trust solely for the benefit of members of the participant's immediate family, any partnership or limited liability company whose only partners or members are members of the participant's immediate family or an organization described under Section 501(c)(3) of the Code. Any transferee of a Non-Qualified Stock Option will remain subject to all of the terms and conditions applicable to the Non-Qualified Stock Option and any rules prescribed by the Compensation Committee. A Permissible Transferee (other than a Section 501(c)(3) organization) may not retransfer a Non-Qualified Stock Option except by will or the laws of descent and distribution, and then only to another Permissible Transferee. Other than as described above, an Option may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the participant to whom the Option was granted, may be exercised only by the participant or the participant's guardian or legal representative.

Term, Amendment and Termination of 2003 Plan

        The Board of Directors or the Compensation Committee may amend, terminate or suspend the 2003 Plan at any time subject to the following limitations: stockholders of the Company must approve amendments to the Plan if such approval is required to satisfy applicable requirements imposed by Rule 16b-3 under the Exchange Act, applicable requirements of the Code or the rules of any securities exchange, market or other quotation system on or through which the Company's securities are then

listed or traded. Under new Section                        of the American Stock Exchange Listed Company Manual, stockholders are required to approve any material revisions to the 2003 Plan, as defined in such Section                        . No amendment may adversely affect any outstanding Option granted under the 2003 Plan without the consent of the affected participant.

Federal Income Tax Consequences

        The following is a brief summary of the principal federal income tax consequences to the Company and participants in the 2003 Plan based on the current provisions of the Code and the existing regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state or local tax laws or regulations.

  ISOs

        A participant does not realize income on the grant of an ISO. If a participant exercises an ISO in accordance with the terms of the ISO and does not dispose of the Common Stock acquired within two years from the grant date or within one year from the exercise date, the participant will not realize any ordinary taxable income by reason of the exercise and neither the Company nor its subsidiaries will be allowed a deduction by reason of the grant or exercise. The participant's basis in the shares of Common Stock acquired upon exercise will be the amount paid upon exercise. Provided the participant holds the shares of Common Stock as a capital asset at the time of sale or other disposition of the shares of Common Stock, the gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of gain or loss will be the difference between the amount realized on the disposition of the shares of Common Stock and the participant's basis in the shares of Common Stock. If a participant disposes of the shares of Common Stock within two years from the date of grant of the ISO or within one year from the date of exercise (an "Early Disposition"), the participant will realize ordinary income at the time of disposition which will equal the excess, if any, of (1) the lesser of (a) the amount realized on the disposition or (b) the fair market value of the Common Stock on the date of exercise, over (2) the participant's basis in the Common Stock. Also in this case, the Company or one of its subsidiaries will be entitled to a deduction in an amount equal to such income. If the participant holds the Common Stock as a capital asset at the time of disposition, the excess, if any, of the amount realized on disposition of the Common Stock over the fair market value of the Common Stock on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the Common Stock.

        If a participant disposes of shares of Common Stock for less than the participant's basis in the shares of Common Stock, the difference between the amount realized and such basis will be a long-term or short-term capital loss, depending upon the holding period of the Common Stock, provided the participant holds the Common Stock as a capital asset at the time of disposition. Unless the participant makes an Early Disposition of such Common Stock, the excess of the fair market value of the Common Stock at the time the ISO is exercised over the exercise price may constitute an adjustment in computing alternative minimum taxable income under Section 56 of the Code and may result in the imposition of the "alternative minimum tax" under Section 55 of the Code. The rules affecting application of the alternative minimum tax, including if it applies, how it affects a participant's total tax liability and its affect on the participant's tax liability for subsequent tax years are very complex; each participant will be advised to discuss possible application of this tax with his or her personal tax or investment adviser.

  Non-Qualified Stock Options

        A participant does not recognize taxable income on the date of grant of the Non-Qualified Stock Option, provided that the Non-Qualified Stock Option does not have a readily ascertainable fair market value at the time it is granted. In general, the participant must recognize ordinary income at the time of exercise of the Non-Qualified Stock Option in the amount of the difference between the fair market value of the shares of Common Stock on the date of exercise and the exercise price. The amount of ordinary income recognized by a participant will be deductible by the Company in the year that the participant recognizes the income.

        Common Stock acquired upon exercise of a Non-Qualified Stock Option will have a tax basis equal to their fair market value on the exercise date, and the holding period for the Common Stock generally will begin on the date of exercise. Upon subsequent disposition of the Common Stock, the participant will recognize a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to disposition, or short-term capital gain or loss if the participant has held the Common Stock for one year or less. Any such disposition will not result in additional tax consequences to the Company.

  Other Matters

        The 2003 Plan is intended to comply with Section 162(m) of the Code with respect to Options granted to employees under the 2003 Plan. The Company is seeking stockholder approval of the 2003 Plan to comply with the applicable requirements of the rules and regulations promulgated by the Securites and Exchange Commission and the American Stock Exchange, and the applicable requirements of the Code in respect of ISOs as well as in a good faith effort to qualify compensation received as a result of Options granted under the 2003 Plan as "performance-based" for purposes of Section 162(m). If such stockholder approval is not obtained, the 2003 Plan will be null and void.

Recommendation of the Board of Directors

        The Board of directors unanimously recommends a vote for the approval of the 2003 Stock Option Plan.

OTHER INFORMATION

Proxy Solicitation

        All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the officers and regular employees of the Company may solicit proxies personally or by telephone.

        Additionally, the Company intends to utilize a paid solicitation agent (anticipated to be Georgeson Shareholder Communications, Inc.). They will develop a communications strategy, distribute proxy materials and solicit voted proxies from all banks, brokers, nominees and intermediaries. They may also be asked to contact registered and/or non-objecting beneficial holders. This may be done over the telephone. The fees are expected to be approximately $7,000. If telephone solicitations are requested, then an additional $300 set-up fee, plus $5.00 per stockholder contacted and $5.00 per each vote taken by telephone will be charged.

Other Business

        The Board knows of no other matter to be presented at the meeting. If any additional matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Principal Stockholders

        The number of shares of Common Stock beneficially owned as of September 25, 2003 by the persons or entities known by management to be the beneficial owners of more than 5% of the outstanding shares, the number of shares beneficially owned by each director, each nominee for election or re-election as a director and each executive officer, the number of shares beneficially owned by all directors and officers as a group, as of the record date, as "beneficial ownership" has been defined under rules promulgated by the Securities and Exchange Commission, and the actual sole or shared voting power of such persons, as of the record date, are set forth in the following table.

        The Securities and Exchange Commission Rule 13d-3 defines "beneficial ownership" as voting or investment decision power over shares. Beneficial ownership does not necessarily mean that the holder enjoys any economic benefit from those shares.

			Voting Power
Name and Address of Beneficial Owner**	Common Stock Beneficially Owned (1)	Percentage of Outstanding Shares
			Shares	Percentage
Michael Szycher, Ph.D., MBA (2) 78-E Olympia Avenue, Woburn, MA 01801	2,905,966	15.7%	337,723	—%
Michael L. Barretti (3)	328,783	1.8%	15,000	*
Michael Adams (4)	280,089	1.5%	30,000	*
Anthony J. Armini, Ph.D. (5)	98,520	*	1,000	*
William E. Cohn M.D.	0
All executive officers and directors as a group (4 persons) (6)	3,613,358	19.5%	383,723	2.1%

*
Represents beneficial ownership of less than one (1%) percent of the Company's outstanding shares of Common Stock.

**
Addresses are given for beneficial owners of more than five (5%) percent of the Company's outstanding shares of Common Stock.

(1)
The number of shares of Common Stock issued and outstanding on September 17, 2003 was 15,292,859. The calculation of percentage of ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at September 25, 2003, plus shares of Common Stock subject to options held by such person at September 25, 2003 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

(2)
Includes 2,568,243 shares of Common Stock, which may be purchased within 60 days of September 25, 2003 upon the exercise of stock options and/or warrants.

(3)
Includes 313,783 shares of Common Stock, which may be purchased within 60 days of September 25, 2003 upon the exercise of stock options and/or warrants.

(4)
Includes 250,089 shares of Common Stock, which may be purchased within 60 days of September 25, 2003 upon the exercise of stock options and/or warrants.

(5)
Includes 97,520 shares of Common Stock, which may be purchased within 60 days of September 25, 2003 upon the exercise of stock options and/or warrants.

(6)
See footnotes (2) through (5).

Information Concerning Auditors

        Based upon the recommendation of its Audit Committee, the Board had selected the firm of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending March 31, 2003. At this time, the Audit Committee did not make a recommendation for the auditors for fiscal year ending March 31, 2004. The Company anticipates a representative from Ernst & Young LLP will be in attendance at the Meeting.

Deadline For Submission of Stockholder Proposals

        Stockholders may present proposals for inclusion in the 2004 Proxy Statement provided that such proposals are received by the Clerk of the Company no later than June 2, 2004 and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

Additional Information

        Accompanying this Proxy Statement is a copy of the Company's Annual Report on Form 10-KSB for the year ended March 31, 2003. The Annual Report on Form 10-KSB constitutes the Company's Annual Report to its Stockholders for purposes of Rule 14a-3 under the Securities Exchange Act of 1934.

        Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Dr. Michael Szycher, Chief Executive Officer of the Company, at (781) 933-4772.

APPENDIX A

CARDIOTECH INTERNATIONAL, INC.
2003 STOCK OPTION PLAN

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

        1.1 ESTABLISHMENT. The CardioTech International, Inc. 2003 Stock Option Plan (the "Plan") is hereby established effective as of September    , 2003, by adoption of the Board, provided it is approved at the 2003 Annual Meeting of Stockholders of the Company (as defined in Section 2). Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained.

        1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its stockholders by encouraging and facilitating the ownership of the Stock (as defined in Section 2) of the Company by persons performing services for the Company in order to enhance the ability of the Company to attract, retain and reward such persons and motivate them to contribute to the growth and profitability of the Company.

        1.3 TERM OF PLAN. The Plan shall be effective from the date that the Plan is adopted by the Board of Directors of the Company and shall continue in effect thereafter until the earlier of (a) its termination by the Board, or (b) the date on which all of the shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed, or (c) ten (10) years from its effective date. All Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2. DEFINITIONS AND CONSTRUCTION.

        2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a) "Award" means any award or grant of Options under the Plan.

          (b) "Beneficiary" means the person, persons, trust, or trusts entitled by will or by the laws of descent, to exercise a Participant's Option or other rights under the Plan after the Participant's death.

          (c) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, the term "Board" also means such Committee(s).

          (d) "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "Transaction") wherein the stockholders of the Company, immediately before a Transaction, do not retain immediately after a Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before a Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction involving the sale, exchange or transfer of all or substantially all of the Company's assets, the corporation or other business entity to which the assets of the Company were transferred (the "Transferee"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          (e) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (f) "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

          (g) "Company" means CardioTech International, Inc., a Massachusetts corporation, or any successor corporation thereto.

          (h) "Consultant" means a person engaged to provide consulting or advisory services (other than as an employee or a director) to the Company.

          (i) "Director" means a member of the Board.

          (j) "Disability" means the inability of the Participant to perform the major duties of the Participant's position with the Company because of the sickness or injury of the Participant. The determination of whether or not a Participant is disabled for purposes of this Plan shall be made by, and at the sole discretion of, the Committee.

          (k) "Employee" means any person treated as an employee (including an officer or a director who is also treated as an employee) in the records of the Company and, with respect to any Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a director nor payment of a director's fee shall alone be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the sole exercise of its discretion, whether an individual has become, or has ceased to be, an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

          (l) "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse. If the Stock is not trading over a public exchange, the "fair market value" shall take into account the latest private transaction in which the Company sold stock to an informed and willing buyer, if any such transaction exists. If the Stock is listed for trading over a public market, the "fair market value" of the Stock on a given day shall be the mean between the closing price of the Stock on the American Stock Exchange or the exchange on which the Stock is listed, and if no trading occurs on such date, the mean between the highest and lowest prices on the nearest trading day before such date.

          (m) "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement), and which qualifies as, an incentive stock option within the meaning of Section 422(b) of the Code.

          (n) "Nonqualified Stock Option" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

          (o) "Officer" means any person designated by the Board as an officer of the Company.

          (p) "Option" means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

          (q) "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions pertaining to the Option granted to the Optionee and to any shares of Stock acquired upon the exercise thereof.

          (r) "Optionee" means a Participant who has been awarded one or more Options.

          (s) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

          (t) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

          (u) "Participant" means any employee, consultant or director to whom an Award has been made under the Plan.

          (v) "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

          (w) "Service" means a Participant's employment or service with the Company, whether in the capacity of an employee, a director or a consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Company or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service with the Company shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant's Service shall be deemed to have terminated unless the Participant's right to return to Service with the Company is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as service for purposes of determining vesting under the Participant's Option. The Participant's Service shall be deemed to have terminated either upon an actual termination of service or upon the corporation for which the Participant performs services ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

          (x) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2. Such Stock may be unrestricted or, at the sole discretion of the Board, be made subject to restrictions relating to employment and transferability.

          (y) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          (z) "Ten Percent Owner Optionee" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of Section 422(b)(6) of the Code.

          (aa) "Vest" or "Vesting", with respect to Options, means the date, event, or act prior to which an Award is not, in whole or in part, exercisable except at the sole discretion of the Board.

        2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

        3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option or other right awarded hereunder shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or in such Option or right.

        3.2 AUTHORITY OF OFFICERS. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of, or which is allocated to, the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

        3.3 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion to:

          (a) determine the persons to whom, and the time or times at which Awards shall be granted, the types of Awards to be granted, and the number of shares of Stock to be subject to each Award;

          (b) determine the terms, conditions and restrictions applicable to Awards; approve one or more forms of Option Agreement;

          (c) amend, modify, extend, cancel or renew any Option or waive any restrictions or conditions applicable to any Option or applicable to any shares of Stock awarded or acquired upon the exercise thereof; and

          (d) correct any defect, supply any omission, or reconcile any inconsistency and take such other actions with respect to the Plan as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

4. SHARES SUBJECT TO PLAN.

        4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two million (2,000,000) and shall consist of authorized but unissued or reacquired shares of Stock, treasury shares or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise or Award of an Option, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.

        4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the exercise price per share of any outstanding Options.

5. ELIGIBILITY AND LIMITATIONS.

        5.1 PERSONS ELIGIBLE. Awards may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, "Employees," "Consultants", and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Options may be awarded in connection with written offers of an employment or other service relationship with the Company.

        5.2 OPTION AWARD RESTRICTIONS. Any person who is not an Employee on the effective date of the Award of an Option to such person may be awarded only a Nonqualified Stock Option. An Incentive Stock Option awarded to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company.

        5.3 FAIR MARKET VALUE LIMITATION. To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Company, including the Plan) become exercisable by an Optionee for the first time during any calendar year for Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such Options which exceed such amount shall be treated as Nonqualified Stock Options. For purposes of this Section 5.3, Options designated as Incentive Stock Options shall be taken into account in the order in which they were awarded, and the Fair Market Value of Stock shall be determined as of the time the Option with respect to such Stock was awarded. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonqualified Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6. TERMS AND CONDITIONS OF OPTIONS.

        6.1 AWARD AGREEMENTS. Options shall be evidenced by Option Agreements specifying the nature and number of shares of Stock covered thereby, and shall exist in such form as the Board shall from time to time establish. Such Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions herein.

        6.2 OPTION VESTING AND EXERCISE PRICE. Each Option Agreement shall include a vesting schedule describing the date, event, or act upon which an Option shall vest, in whole or in part, with respect to all or a specified portion of the shares covered by such Option. Each Option Agreement shall also convey the exercise price for each Option or the means by which such price shall be established, with such exercise price or method of establishment being established in the discretion of the Board; provided, however, that: (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (b) no Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.

        6.3 EXERCISABILITY AND TERM OF OPTIONS. Options shall be exercisable as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that: (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option awarded to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, or (c) no Option awarded to a prospective Employee, prospective

Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company.

        6.4 PAYMENT OF OPTION EXERCISE PRICE.

          (a) FORMS OF CONSIDERATION AUTHORIZED. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made in cash, by check or cash equivalent or by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law.

          (b) LIMITATIONS ON FORMS OF CONSIDERATION.

            (i) CASHLESS EXERCISE. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a cashless exercise.

            (ii) PAYMENT BY PROMISSORY NOTE. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company.

        6.5 TAX WITHHOLDING. Upon the exercise of an Option, the Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to such Option, or the Stock acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a cashless exercise, to make adequate provision for any such tax withholding obligations of the Company arising in connection with the Option, or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to any Agreement entered hereunder until the Company's tax withholding obligations have been satisfied by the Participant.

        6.6 STOCK RESTRICTIONS. Shares issued under the Plan shall be subject such conditions and restrictions as determined by the Board in its discretion at the time an Award is made. The Company shall have the right, at the time of the Award, to place restrictions on Awards including upon shares issued upon the exercise of an Option.

        6.7 EFFECT OF TERMINATION OF SERVICE.

          (a) OPTIONS. Subject to earlier termination of the Option as otherwise provided herein, and unless otherwise provided by the Board in an Award and set forth in the Agreement related thereto, an Option shall be exercisable after a Participant's termination of Service only during the applicable time period determined in accordance with the following provisions of this Section 6.7(a) and thereafter shall terminate:

            (i) DISABILITY. If the Participant's Service terminates because of the Disability of the Participant, an Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Agreement evidencing such Option (the "Expiration Date").

            (ii) DEATH. If the Participant's Service terminates because of the death of the Participant, an Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option or Right by reason of the Participant's death at any time prior to the Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant's termination of Service.

            (iii) RETIREMENT OF DIRECTORS IN GOOD STANDING. If the Participant is a Director, and such Director's Service terminates because of the retirement of such Director, and provided that such Director is at that time in good standing as determined by the Board, an Option, to the extent unexercised and exercisable on the date on which the Director's Service terminated for such reason may be exercised by the Director (or the Director's guardian or legal representative) at any time prior to the Expiration Date.

            (iv) OTHER TERMINATION OF SERVICE. If the Participant's Service terminates for any reason, except Disability or death, an Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant's Service terminated, but in no event any later than the Expiration Date.

          (b) RESERVATION OF RIGHTS. The grant of Awards under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        6.8 TRANSFERABILITY OF OPTIONS. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or by the Participant's guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its sole discretion, and as set forth in the Option Agreement evidencing such Option, a Nonqualified Stock Option shall be assignable or transferable.

7. CHANGE IN CONTROL.

        In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "Acquiring Corporation"), may, without the consent of any Participant, either assume the Company's rights and obligations under outstanding Options or substitute for such outstanding Options substantially equivalent options for, or in relation to, the Acquiring Corporation's stock.

8. TERMINATION OR AMENDMENT OF PLAN.

        The Plan shall terminate ten (10) years from its effective date. The Board may terminate or amend the Plan at any time. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board.

9. MISCELLANEOUS PROVISIONS.

        9.1 NO RIGHTS OF STOCKHOLDER. Prior to the date on which an Option is exercised, neither the Participant, nor a Beneficiary or any other successor in interest will be, or will have any of the rights and privileges of, a stockholder with respect to any Stock issuable upon the exercise of such Option.

        9.2 NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained herein shall be deemed to give any person any right to employment by the Company or by a Participating Company, or to interfere with the right of the Company or a Participating Company to discharge any person at any time without regard to the effect that such discharge will have upon such person's rights or potential rights, if any, under the Plan. The provisions of the Plan are in addition to, and not a limitation on, any rights a Participant may have against the Company or a Participating Company by reason of any employment or other agreement with the Company or a Participating Company.

        9.3 SEVERABILITY. If any provision of this Plan is held to be illegal or invalid for any reason, the remaining provisions are to remain in full force and effect and are to be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision or provisions did not exist.

CARDIOTECH INTERNATIONAL, INC.
78-E Olympia Avenue
Woburn, Massachusetts 01801
(781) 933-4772

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints Michael Szycher and Michael Baretti, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of CardioTech International, Inc. (the "Company") held of record by the undersigned on September 25, 2003 at the Annual Meeting of Stockholders to be held on October 31, 2003, and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

        The Board of Directors recommends a vote for Proposals 1 and 2.

☒ Please mark votes as in this example.

1.	Election of Director
Nominee: Michael Adams
	FOR ☐	WITHHELD ☐
Nominee: Anthony Armeni
	FOR ☐	WITHHELD ☐
Nominee: William E. Cohn
	FOR ☐	WITHHELD ☐
2.	Proposal to approve the Company's 2003 Stock Option Plan.
	FOR ☐	AGAINST ☐	ABSTAIN ☐

        In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

        If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes.

Mark Here for Address Change and Note at Left [    ]

Signature	Date
Signature	Date

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority. If a corporation, please sign in full corporate name by the President or authorized officer and indicate the signer's office. If a partnership, please sign in the partnership name by an authorized person.

QuickLinks

CARDIOTECH INTERNATIONAL, INC. 78-E Olympia Avenue Woburn, Massachusetts 01801 http://www.cardiotech-inc.com general-info@cardiotech-inc.com
CARDIOTECH INTERNATIONAL, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS 78-E Olympia Avenue Woburn, Massachusetts 01801
INTRODUCTION
ELECTION OF DIRECTORS Proposal 1
Director for a Term Expiring At The 2005 Annual Meeting (Class III Directors)
Nominees to Serve as Directors for a Term Expiring At The 2006 Annual Meeting (Class I Directors)
Nominee to Serve as Director for a Term Expiring At The 2004 Annual Meeting (Class II Director)
Nominee to Serve as a Director for a Term Expiring At the 2004 Annual Meeting (Class II Director)
MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal year and Fiscal Year-End Option Values
PROPOSAL 2: APPROVAL OF THE CARDIOTECH INTERNATIONAL, INC. 2003 STOCK OPTION PLAN
OTHER INFORMATION
Proxy Solicitation
Other Business
Principal Stockholders
Information Concerning Auditors
Deadline For Submission of Stockholder Proposals
Additional Information
CARDIOTECH INTERNATIONAL, INC. 2003 STOCK OPTION PLAN